EXHIBIT 99.3


This document was prepared by and
after recording should be returned to:

Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603
Attn:  Ari J. Rotenberg, Esq.

MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS THIRTY MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($30,250,000.00).

                        BEHRINGER HARVARD RIVERVIEW, LLC
                                   as Trustor

                                       to

        ROBERT N. BUCHANAN III, A RESIDENT OF DAVIDSON COUNTY, TENNESSEE
                                   as Trustee

                           in trust for the benefit of

                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                                 as Beneficiary


                      ------------------------------------

             DEED OF TRUST, FINANCING STATEMENT, ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

                      ------------------------------------

                          Dated as of: January 24, 2006

THIS INSTRUMENT COVERS PROPERTY WHICH IS OR MAY BECOME SO AFFIXED TO REAL PROPERTY AS TO BECOME FIXTURES AND ALSO CONSTITUTES A FIXTURE FILING UNDER
SECTION 47-9-502 OF TENNESSEE CODE ANNOTATED.

THIS INSTRUMENT SECURES OBLIGATORY ADVANCES AND IS FOR COMMERCIAL PURPOSES. THIS NOTICE IS PROVIDED FOR THE PURPOSE OF COMPLYING WITH TENNESSEE CODE ANNOTATED SS.47-28-104(B).

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                  THIS INSTRUMENT CONSTITUTES A FIXTURE FILING

        This DEED OF TRUST, FINANCING STATEMENT, ABSOLUTE ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "DEED OF TRUST"), made as of January 24, 2006, by BEHRINGER HARVARD RIVERVIEW, LLC, a Delaware limited liability company having an office at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001 ("TRUSTOR"), to ROBERT N. BUCHANAN III, an individual and a resident of Davidson County, Tennessee, having an address at c/o Stites & Harbison PLLC, 424 Church Street, Suite 1800, Nashville, Tennessee 37219 ("TRUSTEE"), for the benefit of CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (together with its successors and assigns, hereinafter referred to as "BENEFICIARY"), having an address at 388 Greenwich Street, Floor 11, New York, New York 10013.

        Trustor and Beneficiary have entered into a Loan Agreement dated as of the date hereof (as amended, modified, restated, consolidated or supplemented from time to time, the "LOAN AGREEMENT") pursuant to which Beneficiary is making a secured loan to Trustor in the maximum principal amount of up to Thirty Million Two Hundred Fifty Thousand and No/Dollars ($30,250,000.00) (the "LOAN"). Capitalized terms used herein without definition are used as defined in the Loan Agreement. The Loan is evidenced by a Note dated the date hereof made by Trustor to Beneficiary in such principal amount (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the "NOTE").

        Trustor is the owner of fee simple title to certain parcels of real property (the "PREMISES") located in the County of Knox, State of Tennessee and more particularly described in EXHIBIT A attached hereto, and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and other improvements now or hereafter located thereon (collectively, the "IMPROVEMENTS").

        To secure the payment of the Note and all sums which may or shall become due thereunder or under any of the other documents evidencing, securing or executed in connection with the Loan (the Note, this Deed of Trust, the Loan Agreement and such other documents, as any of the same may, from time to time, be modified, amended or supplemented, being hereinafter collectively referred to as the "LOAN DOCUMENTS"), including (i) the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy (whether or not a claim is allowed against Trustor for such interest or other amounts in any such bankruptcy proceeding) or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code (the "BANKRUPTCY CODE"), and (ii) the costs and expenses of enforcing any provision of any Loan Document (all such sums being hereinafter collectively referred to as the "DEBT"), Trustor has given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned and hypothecated and by these presents does hereby give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign and hypothecate unto Trustee IN TRUST for the benefit of Beneficiary, WITH POWER OF SALE, the Premises and the Improvements;

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        TOGETHER WITH: all right, title, interest and estate of Trustor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the "PROPERTY"):

        (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements; and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof; and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Trustor of, in and to the Premises and the Improvements; and every part and parcel thereof, with the appurtenances thereto;

        (b) all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), inventory, materials, supplies and other articles of personal property and accessions thereof, renewals and replacements thereof and substitutions therefor, and other property of every kind and nature, tangible or intangible, owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Premises or the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the "EQUIPMENT"), including any leases of, deposits in connection with, and proceeds of any sale or transfer of any of the foregoing, and the right, title and interest of Trustor in and to any of the Equipment that may be subject to any "security interest" as defined in the Uniform Commercial Code, as in effect in the State where the Property is located (the "UCC"), superior in lien to the lien of this Deed of Trust;

        (c) all awards or payments, including interest thereon, that may heretofore or hereafter be made with respect to the Premises or the Improvements, whether from the exercise of the right of eminent domain or condemnation (including any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Premises or Improvements;

        (d) all leases and other agreements or arrangements heretofore or hereafter entered into providing for the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises or the Improvements, including any extensions, renewals, modifications or amendments thereof (hereinafter collectively referred to as the "LEASES") and all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a Bankruptcy Proceeding or in lieu of rent or rent equivalents), royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Trustor or its agents or employees (other than fees paid under

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the Management Agreement and salaries paid to employees) from any and all sources arising from or attributable to the Premises and the Improvements, including all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of the Premises or the Improvements, or rendering of services by Trustor or any of its agents or employees, and proceeds, if any, from business interruption or other loss of income insurance (hereinafter collectively referred to as the "RENTS"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

        (e) all proceeds of and any unearned premiums on any insurance policies covering the Property (in the case of a blanket policy of insurance, to the extent allocable to the Property), including the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

        (f) the right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Beneficiary in the Property;

        (g) all accounts (including reserve accounts), escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the UCC, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, surveys, title insurance policies, permits, consents, licenses, management agreements, contract rights (including any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair or other work upon the Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Property) and causes of action that now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "INTANGIBLES");

        (h) all of Trustor's rights, title and interests in and to the Alcoa Termination Escrow Agreement (as defined below) and the Alcoa Termination Escrow Funds (as defined below), including without limitation any amounts or disbursements made, paid or payable or to be made or paid or required to be made or paid to Trustor (or its affiliates, Harvard Property Trust, LLC and/or Harvard REIT Operating Partnership) under the terms of the Alcoa Termination Escrow Agreement or which Trustor (or its affiliates, Harvard Property Trust, LLC and/or Harvard REIT Operating Partnership) shall be entitled to receive pursuant to the terms and conditions of the Alcoa Termination Escrow Agreement. For the purposes hereof, (i) the term "Alcoa Termination Escrow Agreement" shall mean the terms and conditions set forth in Section 32 of that certain Agreement of Purchase and Sale with respect to the Property dated August 31, 2005, entered into by and between Harvard Property Trust, LLC, a Delaware limited liability company, as the Buyer thereunder, and HPW Family Partnership, LLC, a Tennessee limited liability company, Lawler Family Partnership, LLC, a Tennessee limited liability company, and Riverview Partners, LLC, a Tennessee limited liability company, collectively as the Seller thereunder, as amended by that certain First Amendment to Agreement of Purchase and Sale dated September 20, 2005 (which added such Section 32 to the Agreement of Purchase and Sale), executed by (or joined in the execution by) the foregoing parties and by Harvard REIT Operating Partnership, together with the Amended Acceptance of Escrow and Agreement dated as of October 5, 2005, executed and delivered by Partners Title Company, as escrow agent thereunder, all right, title and interest of the Harvard Property Trust, LLC and Harvard REIT Operating Partnership in which Alcoa Termination Escrow Agreement has been assigned to Trustor pursuant to that certain Assignment of Purchase Agreement dated October 4, 2005 executed by Harvard REIT Operating Partnership, as the assignor thereunder, and Trustor, as the assignee thereunder, and (ii) the term "Alcoa Termination Escrow Funds" shall mean the funds in the amount of $500,000 (together with any interest thereon) held by the escrow agent under the Alcoa Termination Escrow Agreement; and

        (i) all proceeds, products, offspring, rents and profits from any of the foregoing, including those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

Without limiting the generality of any of the foregoing, in the event that a case under the Bankruptcy Code is commenced by or against Trustor, pursuant to
Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Deed of Trust shall automatically extend to all Rents acquired by the Trustor after the commencement of the case and shall constitute cash collateral under
Section 363(a) of the Bankruptcy Code.

        TO HAVE AND TO HOLD the Property unto and to the use and benefit of Beneficiary and its successors and assigns, forever;

        PROVIDED, HOWEVER, these presents are upon the express condition that, if Trustor shall well and truly pay to Beneficiary the Debt at the time and in the manner provided in the Loan Documents and shall well and truly abide by and comply with each and every covenant and condition set forth in the Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

        AND Trustor represents and warrants to and covenants and agrees with Beneficiary as follows:

                           PART I - GENERAL PROVISIONS

        1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS CONDITIONS AND AGREEMENTS. Trustor shall pay the Debt at the time and in the manner provided in the Loan Documents. All the covenants, conditions and agreements contained in the Loan Documents are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein. Without limiting the generality of the foregoing, Trustor (i) agrees to insure, repair, maintain and restore damage to the Property, pay Taxes and Other Charges, and comply with Legal Requirements, in accordance with the Loan Agreement, and (ii) agrees that the Proceeds of Insurance and Awards for Condemnation shall be settled, held and applied in accordance with the Loan Agreement.

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        2.      LEASES AND RENTS.

        (a) Trustor does hereby absolutely and unconditionally assign to Beneficiary all of Trustor's right, title and interest in all current and future Leases and Rents, it being intended by Trustor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment shall not be construed to bind Beneficiary to the performance of any of the covenants or provisions contained in any Lease or otherwise impose any obligation upon Beneficiary. Nevertheless, subject to the terms of this paragraph, Beneficiary grants to Trustor a revocable license to operate and manage the Property and to collect the Rents subject to the requirements of the Loan Agreement (including the deposit of Rents into the Clearing Account). Upon an Event of Default, without the need for notice or demand, the license granted to Trustor herein shall automatically be revoked, and Beneficiary shall immediately be entitled to possession of all Rents in the Clearing Account, the Deposit Account (including all Subaccounts thereof) and all Rents collected thereafter (including Rents past due and unpaid), whether or not Beneficiary enters upon or takes control of the Property. Trustor hereby grants and assigns to Beneficiary the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Unless prohibited by applicable law, any Rents collected after the revocation of such license may be applied toward payment of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper.

        (b) Trustor shall not enter into, modify, amend, cancel, terminate or renew any Lease except as provided in Section 5.10 of the Loan Agreement.

        3. USE OF PROPERTY. Except as provided in the Loan Agreement: (a) Trustor shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property;
(b) if under applicable zoning provisions the use of the Property is or shall become a nonconforming use, Trustor shall not cause or permit such nonconforming use to be discontinued or abandoned without the consent of Beneficiary; and (c) Trustor shall not (i) change the use of the Property, (ii) permit or suffer to occur any waste on or to the Property or (iii) take any steps to convert the Property to a condominium or cooperative form of ownership.

        4.      TRANSFER OR ENCUMBRANCE OF THE PROPERTY.

        (a) Trustor acknowledges that: (i) Beneficiary has examined and relied on the creditworthiness and experience of the principals of Trustor in owning and operating properties such as the Property in agreeing to make the Loan; (ii) Beneficiary will continue to rely on Trustor's ownership of the Property as a means of maintaining the value of the Property as security for the Debt; and (iii) Beneficiary has a valid interest in maintaining the value of the Property so as to ensure that, should Trustor default in the repayment of the Debt, Beneficiary can recover the Debt by a sale of the Property. Trustor shall not sell, convey, alienate, Deed of Trust, encumber, pledge or otherwise transfer the Property or any part thereof, or suffer or permit any Transfer to occur, other than a Permitted Transfer or as otherwise expressly permitted under the Loan Documents.

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        (b)     Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Transfer in violation of this Paragraph 4. This provision shall apply to every sale, conveyance, alienation, mortgage, encumbrance, pledge or transfer of the Property (and every other Transfer) regardless of whether voluntary or not. Any Transfer made in contravention of this Paragraph 4 shall be null and void and of no force and effect. Trustor agrees to bear and shall pay or reimburse Beneficiary on demand for all reasonable expenses (including reasonable attorneys' fees and disbursements, title search costs and title insurance endorsement premiums) incurred by Beneficiary in connection with the review, approval and documentation of any Permitted Transfer.

        5. CHANGES IN LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Beneficiary's interest in the Property, Trustor will pay such tax, with interest and penalties thereon, if any. If Beneficiary is advised by its counsel that the payment of such tax or interest and penalties by Trustor would be unlawful, taxable to Beneficiary or unenforceable, or would provide the basis for a defense of usury, then Beneficiary shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

        6. NO CREDITS ON ACCOUNT OF THE DEBT. Trustor shall not claim or demand or be entitled to any credit on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, and no deduction shall otherwise be made or claimed from the assessed value of the Property for real estate tax purposes by reason of this Deed of Trust or the Debt. If such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by notice of not less than 90 days, to declare the Debt immediately due and payable.

        7. FURTHER ACTS, ETC. Trustor shall, at its sole cost, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Beneficiary shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Beneficiary the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust or for facilitating the sale and transfer of the Loan and the Loan Documents in connection with a Secondary Market Transaction as described in Section 9.1 of the Loan Agreement. Upon foreclosure, the appointment of a receiver or any other relevant action, Trustor shall, at its sole cost, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property. Trustor grants to Beneficiary an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary at law and in equity, including such rights and remedies available to Beneficiary pursuant to this paragraph. Notwithstanding anything to the contrary in the immediately preceding sentence, Beneficiary shall not execute any document as attorney-in-fact of Trustor unless (x) Trustor shall have failed or refused to execute the same within five (5) Business Days after Beneficiary's request therefor, or (y) in

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Beneficiary's good faith determination it would be materially prejudiced by the delay involved in making such a request. Beneficiary shall give prompt notice to Trustor of any exercise of the power of attorney as provided for in this Paragraph 7, along with copies of all documents executed in connection therewith.

        8. RECORDING OF DEED OF TRUST, ETC. Trustor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, shall cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Beneficiary in, the Property. Trustor shall pay all filing, registration and recording fees, all expenses incident to the preparation, execution and acknowledgment of and all federal, state, county and municipal, taxes, duties, imposts, documentary stamps, assessments and charges arising out of or in connection with the execution and delivery of, this Deed of Trust, any Deed of Trust supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, except where prohibited by applicable law so to do. Trustor shall hold harmless and indemnify Beneficiary, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making or recording of this Deed of Trust.

        9. RIGHT TO CURE DEFAULTS. Upon the occurrence of any Event of Default, Beneficiary may, but without any obligation to do so and without notice to or demand on Trustor and without releasing Trustor from any obligation hereunder, perform the obligations in Default in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Beneficiary is authorized to enter upon the Property for such purposes or appear in, defend or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed of Trust or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest thereon at the Default Rate for the period after notice from Beneficiary that such cost or expense was incurred to the date of payment to Beneficiary, shall constitute a portion of the Debt, shall be secured by this Deed of Trust and the other Loan Documents, and shall be due and payable to Beneficiary upon demand.

        10.     REMEDIES.

        (a) Upon the occurrence of any Event of Default, Beneficiary may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Trustor and in and to the Property, by Beneficiary itself or otherwise, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

                (i) declare the entire Debt to be immediately due and payable;

                (ii) institute a proceeding or proceedings, judicial or nonjudicial, to the extent permitted by law, by advertisement, by action or otherwise, for the complete foreclosure of this Deed of Trust, in which case the Property may be

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        sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Debt then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Debt not then due;

                (iv) sell for cash or upon credit the Property and all estate, claim, demand, right, title and interest of Trustor therein and rights of redemption thereof, pursuant to the power of sale, to the extent permitted by applicable law, or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by applicable law;

                (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in any other Loan Document;

                (vi) recover judgment on the Note either before, during or after any proceeding for the enforcement of this Deed of Trust;

                (vii) apply for the ex-parte appointment of a trustee, receiver, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Trustor or of any person, firm or other entity liable for the payment of the Debt;

                (viii) enforce Beneficiary's interest in the Leases and Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Trustor and its agents and employees therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Beneficiary deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Trustor with respect to the Property, whether in the name of Trustor or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive Rents; and (E) unless prohibited by applicable law, apply the receipts from the Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Beneficiary, and its counsel, agents and employees;

                (ix) require Trustor to pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Property occupied by Trustor, and require Trustor to vacate and surrender possession of the Property to Beneficiary or to such receiver, and, in default thereof, evict Trustor by summary proceedings or otherwise;

                (x) foreclose this Deed of Trust pursuant to the power of sale in accordance with the laws of the State of Tennessee, in which case Beneficiary shall (A) deliver to Trustee a written notice of default and election to cause Trustor's interest in the Premises to be sold; and (B) deposit with Trustee this Deed of Trust and such additional instruments or documents as Trustee may require under applicable law. Upon receipt of such notice from Beneficiary, Trustee shall give notice of sale and shall sell the Premises according to the laws of the State of Tennessee. The costs and expenses incurred by Beneficiary in the exercise of any of the remedies provided in this Deed of Trust shall be secured by this Deed of Trust; or

                (xi) pursue such other rights and remedies as may be available at law or in equity or under the UCC, including the right to receive and/or establish a lock box for all Rents and proceeds from the Intangibles and any other receivables or rights to payments of Trustor relating to the Property.

In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Deed of Trust shall continue as a lien on the remaining portion of the Property.

        (b) The proceeds of any sale made under or by virtue of this Paragraph 10, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this paragraph or otherwise, shall be applied by Beneficiary to the payment of the Debt in such priority and proportion as Beneficiary in its sole discretion shall deem proper.

        (c) Beneficiary may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable law, Beneficiary, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

        (d) Upon the completion of any sale or sales pursuant hereto, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Any sale or sales made under or by virtue of this Paragraph 10, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof, from, through or under Trustor.

        (e) Upon any sale made under or by virtue of this Paragraph 10, whether made under a power of sale or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust or any other Loan Document.

        (f) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Property or upon any other property of Trustor shall affect in any manner or to any extent the lien of this Deed of Trust upon the Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired as before.

        (g) Beneficiary may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this Paragraph 10 at any time before the conclusion thereof, as determined in Beneficiary's sole discretion and without prejudice to Beneficiary.

        (h) Beneficiary may resort to any remedies and the security given by this Deed of Trust or in any other Loan Document in whole or in part, and in such portions and in such order as determined by Beneficiary's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by any Loan Document. The failure of Beneficiary to exercise any right, remedy or option provided in any Loan Document shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by any Loan Document. No acceptance by Beneficiary of any payment after the occurrence of any Event of Default and no payment by Beneficiary of any obligation for which Trustor is liable hereunder shall be deemed to waive or cure any Event of Default, or Trustor's liability to pay such obligation. No sale of all or any portion of the Property, no forbearance on the part of Beneficiary, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Beneficiary to Trustor, shall operate to release or in any manner affect the interest of Beneficiary in the remaining Property or the liability of Trustor to pay the Debt. No waiver by Beneficiary shall be effective unless it is in writing and then only to the extent specifically stated. All costs and expenses of Beneficiary in exercising its rights and remedies under this Paragraph 10 (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Trustor immediately upon notice from Beneficiary, with interest at the Default Rate for the period after notice from Beneficiary, and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Deed of Trust.

        (i) The interests and rights of Beneficiary under the Loan Documents shall not be impaired by any indulgence, including: (i) any renewal, extension or modification which Beneficiary may grant with respect to any of the Debt;
(ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Beneficiary may grant with respect to the

Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

        11. RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Deed of Trust, Beneficiary and its agents shall have the right to enter and inspect the Property at any reasonable time during the term of this Deed of Trust. The cost of such inspections or audits shall be borne by Trustor should Beneficiary determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Beneficiary. The cost of such inspections, if not paid for by Trustor following demand, may be added to the principal balance of the sums due under the Note and this Deed of Trust and shall bear interest thereafter until paid at the Default Rate.

        12. SECURITY AGREEMENT. This Deed of Trust is both a real property Deed of Trust and a "security agreement" within the meaning of the UCC. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Property. Trustor by executing and delivering this Deed of Trust has granted and hereby grants to Beneficiary, as security for the Debt, a security interest in the Property to the full extent that the Property may be subject to the UCC (such portion of the Property so subject to the UCC being called in this paragraph the "COLLATERAL"). This Deed of Trust shall also constitute a "fixture filing" for the purposes of the UCC and is to be filed for record in the real estate records where any part of the Property (including said fixtures) is situated. As such, this Deed of Trust covers all items of the Collateral that are or are to become fixtures. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Deed of Trust. If an Event of Default shall occur, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary, Trustor shall at its expense assemble the Collateral and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Trustor shall pay to Beneficiary on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Beneficiary in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Collateral, sent to Trustor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Trustor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper. In the event of any change in name, identity or structure of Trustor, Trustor shall notify Beneficiary thereof and promptly after request shall execute, file and record such UCC forms as are necessary to maintain the priority of Beneficiary's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Beneficiary shall require the filing or recording of additional UCC forms or continuation statements, Trustor shall, promptly after request, execute, file and record such UCC forms or continuation statements as Beneficiary shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Trustor's obligations under the Loan Documents. Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements (be they unsigned or signed only by Beneficiary as secured party) in connection with the Collateral covered by this Deed of Trust.

        13. ACTIONS AND PROCEEDINGS. Beneficiary has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Trustor, which Beneficiary, in its sole discretion, decides should be brought to protect its or their interest in the Property. Beneficiary shall, at its option, be subrogated to the lien of any deed of trust or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

        14. MARSHALLING AND OTHER MATTERS. Trustor hereby waives, to the extent permitted by law, the benefit of all homestead, appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Trustor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Trustor, whether in law or equity and whether by statute or otherwise, homestead, dower, elective share, rights of appraisement or valuation and other rights and exemptions of every kind, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law. The lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary and, without limiting the generality of the foregoing, the lien hereof shall not be impaired by (i) any acceptance by Beneficiary of any other security for any portion of the Debt, (ii) any failure, neglect or omission on the part of Beneficiary to realize upon or protect any portion of the Debt or any collateral security therefor or (iii) any release (except as to the property so released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any portion of the Debt or of any of the collateral security therefor; and Beneficiary may foreclose, or exercise any other remedy available to Beneficiary under any of the other Loan Documents without first exercising or enforcing any of its remedies under this Deed of Trust, and any exercise of the rights and remedies of Beneficiary hereunder shall not in any manner impair the Debt or the liens of any other Loan Document or any of Beneficiary's rights and remedies thereunder.

        15. NOTICES. All notices, consents, approvals and requests required or permitted hereunder shall be in writing, and shall be sent, and shall be deemed effective, as provided in the Loan Agreement.

        16. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, this Deed of Trust shall be construed without such invalid, illegal or unenforceable provision, and so construing the remaining provisions of this Deed of Trust shall not be deemed to invalidate or render such remaining provisions hereof unenforceable, and to such ends the provisions hereof are deemed to be severable.

        17. HEADINGS. The paragraph headings in this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

        18. DUPLICATE ORIGINALS. This Deed of Trust may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

        19. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in singular or plural form; and the word "TRUSTOR" shall mean "each Trustor and any subsequent owner or owners of a fee interest in the Property or any part thereof," the word "BENEFICIARY" shall mean "Beneficiary and any subsequent holder of the Note," the words "PROPERTY" shall include any portion of the Property and any interest therein, the words "INCLUDE" and "INCLUDING" shall be deemed to mean "including but not limited to" and the words "ATTORNEYS' FEES" shall include any and all attorneys' fees, paralegal and law clerk fees, including fees at the pre-trial, trial and appellate levels incurred or paid by Beneficiary in protecting its interest in the Property and Collateral and enforcing its rights hereunder.

        20. HOMESTEAD. Trustor hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Debt, or any part thereof.

        21. ASSIGNMENTS. Beneficiary shall have the right to assign or transfer its rights under this Deed of Trust in connection with any transfer of its interest in the Loan, or any portion thereof, in accordance with the Loan Agreement. Any assignee or transferee shall be entitled to all the benefits afforded Beneficiary under this Deed of Trust.

        22. WAIVER OF JURY TRIAL. TRUSTOR AND BY THE FUNDING OF THE LOAN, BENEFICIARY, HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY TRUSTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY HERETO IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY TRUSTOR.

        23. CONSENTS. Any consent or approval by Beneficiary in any single instance shall not be deemed or construed to be Beneficiary's consent or approval in any like matter arising at a subsequent date, and the failure of Beneficiary to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Beneficiary be estopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Beneficiary pursuant hereto shall be narrowly construed to be applicable only to Trustor and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, and any such consent or approval shall not be deemed to constitute Beneficiary a venturer or partner with Trustor nor shall privity of contract be presumed to have been established with any such third party. If Beneficiary deems it to be in its best interest to retain assistance of persons, firms or corporations (including attorneys, title insurance companies, appraisers, engineers and surveyors) with respect to a request for consent or approval, Trustor shall reimburse Beneficiary for all costs reasonably incurred in connection with the employment of such persons, firms or corporations.

        24. EMPLOYEE BENEFIT PLAN. During the term of this Deed of Trust, unless Beneficiary shall have previously consented in writing, (i) Trustor shall take no action that would cause it to become an "EMPLOYEE BENEFIT PLAN" as defined in 29 C.F.R. Section 2510.3-101, or "ASSETS OF A GOVERNMENTAL PLAN" subject to regulation under the state statutes, and (ii) Trustor shall not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Beneficiary its written assumption of the obligations of this covenant. Trustor shall protect, defend, indemnify and hold Beneficiary harmless from and against all loss, cost, damage and expense (including all attorneys' fees, excise taxes and costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Beneficiary may incur as a result of Trustor's breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of this Deed of Trust by foreclosure or action in lieu thereof; furthermore, notwithstanding anything to the contrary that may be set forth elsewhere in any of the Loan Documents, the foregoing indemnity shall supersede any limitations on Trustor's liability under any of the Loan Documents.

        25. LOAN REPAYMENT AND DEFEASANCE. The lien of this Deed of Trust shall be terminated, released and reconveyed of record by Beneficiary prior to the Maturity Date only in accordance with the terms and provisions set forth in the Loan Agreement.

        26. GOVERNING LAW. THIS DEED OF TRUST SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

        27. EXCULPATION. The liability of Trustor hereunder is limited pursuant to Section 10.1 of the Loan Agreement.

        28. COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        29.     Intentionally Omitted.

        30.     PART II -- JURISDICTION SPECIFIC PROVISIONS

        The following provisions shall also constitute an integral part of this Deed of Trust. Furthermore, in the event that any prior provisions set forth in
Part I of this Deed of Trust conflict with the following provisions of this Part II of this Deed of Trust, the provisions of this Part II shall control and shall be deemed a modification of or amendment to the section or provision in Part I at issue.

        (a) Beneficiary shall, at its option, have the right to effect a trustee's sale of the Property in whole or in part in lieu of judicial foreclosure, and the Beneficiary may instruct the Trustee to enter and take possession of all or certain portions the Property, and before or after such entry to advertise for the sale of the Property for twenty-one (21) days by three (3) weekly notices in some newspaper published in the county and state where such Property is situated, and sell the Property or such portion of the Property not thereafter released from the liens of this Deed of Trust as one parcel in its entirety or any part thereof, either in mass or in parcels, at public venue, to the highest bidder for cash at the usual door of the courthouse in the county in which the Property is situated, free from equity of redemption, and any statutory or common law rights of redemption, homestead, dower, which are hereby expressly waived by Trustor; and Trustee shall execute a conveyance deed to the purchaser at such sale(s) in fee simple and deliver possession to such purchaser(s), in which Trustor binds itself and its successors and assigns and which shall be given without obstruction, hindrance, or delay. Trustee shall deliver to the purchaser, at any such trustee's sale, its deed, without warranty, which will convey to such purchaser the interest in such Property which the Trustor has or has the power to convey at the time of the execution of this Deed of Trust, and such as Trustor may have hereafter acquired. Said deed executed by Trustee shall recite the fact showing that such sale was conducted in compliance with all the requirements of applicable law and of this Deed of Trust, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrances for value. The owners or holders of any part of the Debt hereby secured, including Beneficiary, may become purchasers at any such sale made pursuant hereto.

        (b) At the request of the Beneficiary, Trustee shall sell all or any portions of the personal property and other Collateral concurrently with and in conjunction with a sale of any other portions of the Property, in which case the provisions of the preceding subsection shall apply to such personal property and other Collateral with the same force and effect as it does with respect to any other portions of the Property. Trustor stipulates and agrees that a sale of the personal property and other Collateral in conjunction with any other portions of the Property is a commercially reasonable manner of disposing of such personal property and Collateral. Alternatively, Beneficiary may sell or otherwise dispose of all or any portions of the personal property and other Collateral separate and apart from the other portions of the Property in the time and manner provided by the UCC. To the extent that the UCC shall require prior notice of sale or other disposition of the personal property or other Collateral, ten (10) days written notice shall be deemed to be reasonable notice. Beneficiary may also (i) require Trustor to, and Trustor hereby agrees that Trustor will at Trustor's expense and upon request of Beneficiary forthwith, assemble all or part of the personal property or other Collateral as directed by Beneficiary and make it available to Beneficiary at a place to be designated by Beneficiary which is reasonably convenient to the parties, and
(ii) sell the personal property or other Collateral or any part thereof in one or more parcels at public or private sale for cash or credit or for future delivery, and at such price or prices and upon such other terms as Beneficiary may deem commercially reasonable. Beneficiary shall not be obligated to sell any personal property or other Collateral regardless of notice of sale having theretofore been given. Beneficiary may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        (c) Beneficiary, or any successor in ownership of any of the Debt secured hereby, may from time to time, with or without cause and at Beneficiary's sole discretion, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary duly acknowledged and recorded in the office of the recorder of the county or counties where the Property is situated, shall be conclusive proof of proper substitution of such successor Trustee(s), which shall, without conveyance from its Trustee predecessor, thereby succeed to all of its Trustee predecessor's title, estate, rights, powers and duties hereunder.

        (d) Trustee covenants faithfully to perform the trust herein created. Trustee accepts this trust, when this Deed of Trust, duly executed and acknowledged, is made public record as provided by applicable law.

        (e) Trustor agrees to pay all transfer taxes, recording fees and taxes, and any other fees required by or imposed by the state or the county in which the Property is located in order to record this Deed of Trust in the register's office of said county.

        (f) In the event of a foreclosure of the Property, Trustee and Beneficiary shall not assume any liability of Trustor for Trustor's violation of any environmental laws, statutes, codes, regulations, or practices and Trustor's indemnification as contained in the Loan Agreement shall survive said foreclosure.

        (g) Trustor agrees to bear and pay all expenses (including reasonable attorneys' fees and appellate attorneys' fees), of or incidental to the enforcement of any provision hereof, or the enforcement, compromise, or settlement of this Deed of Trust, and for the curing thereof, or for defending or asserting the rights and claims of the Beneficiary in respect thereof, by litigation or otherwise. All rights and remedies of the Beneficiary shall be cumulative and may be exercised singly or concurrently. Notwithstanding anything herein contained to the contrary, Trustor: (i) will not (1) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or execution or moratorium law, any exemption for execution of sale of the Property or any part thereof, wherever enacted, now or at any time hereafter enforced, which may affect the covenants and terms of performance of this Deed of Trust, nor (2) claim, take or insist upon any benefit or advantage of any law now or hereafter enforced providing for the evaluation or appraisal of the Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, nor (3) after any such sale or sales, claim, or exercise any right under any statute heretofore or hereafter enacted to redeem the Property so sold or any part thereof; (ii) hereby expressly waives all benefit or advantage of any such law or laws including a waiver of the equity of redemption, statutory right of redemption, and any other statutory or common law right of redemption, homestead, dower, marital share and all other exemptions; and (iii) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Trustor, for itself and all who may now or hereafter claim under, by or through Trustor, waives, to the extent that it lawfully may, all right to have the Property marshaled upon any foreclosure thereof.

        (h) The Trustee named herein or any successor Trustee shall be clothed with the full power to act when action herein shall be required and to execute any conveyance of any portion of the Property except as otherwise expressly required. In the event that the substitution of the Trustee shall become necessary for any reason, the substitution of one trustee in the place of the Trustee herein named shall be sufficient. The necessity of the Trustee herein named, or any successor in trust, making oath or giving bond is expressly waived. The Trustee or any one acting in his stead, shall have, in its discretion, authority to employ all proper agents and attorneys in the execution of this Deed of Trust and/or in the conducting of any sale made pursuant to the terms hereof, and to pay for such services rendered out of the proceeds of such sale or sales of the Property, should any be realized; and if no sale be made then Trustor hereby undertakes and agrees to pay the cost of such services rendered to said Trustee.

        (i) Notwithstanding anything to the contrary in this Deed of Trust, the maximum amount of principal indebtedness secured by this Deed of Trust or which under any contingency may be secured by this Deed of Trust is Thirty Million Two Hundred Fifty Thousand and NO/100ths Dollars ($30,250,000.00). Notwithstanding the foregoing or anything to the contrary contained herein, the following provisions shall apply:

                (1) to the fullest extent permitted by applicable law, the lien of this Deed of Trust shall not be or be deemed to be reduced by any prepayment or repayment of the principal amount of the Debt secured hereby incurred under the Loan Agreement or Note;

                (2) so long as any portion of the Debt remains unpaid, such portion of the Debt last remaining unpaid shall be and be deemed to be secured hereby; and

                (3) the lien of this Deed of Trust shall secure amounts expended by Beneficiary to maintain the lien of this Deed of Trust or to protect the Property secured by this Deed of Trust, including amounts in respect of insurance premiums, real estate taxes, assessments, maintenance charges, other expenses for the protection of the Property or the lien of this Deed of Trust, litigation expenses to prosecute or defend the rights, remedies and liens of this Deed of Trust or title to the Property encumbered hereby, and any costs, charges or amounts to which Beneficiary becomes subrogated upon payment, whether under recognized principles of law or equity or under express statutory authority, together with interest on all the foregoing amounts at such rates as are provided for in the Loan Agreement and the Note.

        (j) The holder of the lien created by this instrument has not and will not consent to any contract or to any work or to the furnishing of any materials which might be deemed to create a lien or liens superior to the lien of this instrument under Section 66-11-108 of the Tennessee Code Ann., as amended or otherwise.

             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. TRUSTOR'S
                         SIGNATURE FOLLOWS ON NEXT PAGE]

        IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year first written above.

                                         BEHRINGER HARVARD RIVERVIEW, LLC, a
                                         Delaware limited liability company


                                         By:___________________________________
                                             Gerald J. Reihsen, III, Secretary





                 [TRUSTOR'S SIGNATURE IS NOTARIZED ON NEXT PAGE]

                                 ACKNOWLEDGMENT

State of ______________ )
County of _____________ )

Before me, a notary public of the state and county mentioned, personally appeared Gerald J. Reihsen, III, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged such person to be the Secretary of BEHRINGER HARVARD RIVERVIEW, LLC, a Delaware limited liability company, the within named Trustor, and that he, as such Secretary, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as his free and voluntary act as its Secretary.

        Witness my hand and seal, at office in the County of _______________, State of _________________, this ___ day of January, 2006.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:__________

                                    EXHIBIT A
                                LEGAL DESCRIPTION

TRACT I:

BEING a parcel of land located in the First Ward of the City of Knoxville, Tennessee and the First District of Knox County, Tennessee, and being a portion of the city block bounded by Gay Street, Hill Avenue, State Street, and Main Avenue, and being more particularly described as follows:

BEGINNING at a set spike in asphalt at the intersection of the easterly right of way of Gay Street and the southerly right of way of Main Avenue and being approximately 2.5 feet west of the curb line; thence North 65 deg. 12 min. 00 sec. East, 295.20 feet along the southerly right of way of Main Avenue and along the northerly face of a wall to a set brass disc with punch point, set in the sidewalk and at the intersection of the southerly right of way of Main Avenue and the westerly right of way of State Street; thence South 24 deg. 49 min. 00 sec. East, 258.94 feet along the westerly right of way of State Street in the sidewalk to a point being North 24 deg. 49 min. 00 sec. East, 24.00 feet from a set spike in asphalt; thence South 20 deg. 33 min. 00 sec. West, 33.72 feet to a point on the northerly right of way of Hill Avenue and being South 65 deg. 55 min. 00 sec. West, 24.00 feet from a set spike reference point; thence South 65 deg. 55 min. 00 sec. West, 105.03 feet along the northerly right of way of Hill Avenue and along the south face of a wall to a set spike in asphalt; thence North 24 deg. 57 min. 00 sec. West, 135.01 feet along the west face of a wall along the common line with Aetna Casualty and Surety Company to a drill point in concrete in the loading dock area of Riverview Tower; thence South 65 deg. 55 min. 00 sec. West, 42.73 feet continuing with Aetna to a set nail; thence North 24 deg. 30 min. 00 sec. West, 20.15 feet continuing with Aetna to a point; thence South 65 deg. 12 min. 00 sec. West, 23.10 feet continuing with Aetna to a point; thence North 24 deg. 48 min. 00 sec. West, 41.50 feet continuing with Aetna to a point beneath the Riverview Tower; thence South 65 deg. 12 min. 00 sec. West, 100.00 feet continuing with Aetna to a point on the curb of Gay Street on the easterly right of way of Gay Street; thence North 24 deg. 57 min. 00 sec. West, 84.14 feet along the easterly right of way of Gay Street and along the curb to the point of BEGINNING, containing 53,726 square feet or 1.23 acres, as shown on plat of survey by Barge, Waggoner, Sumner and Cannon, Gary L. Clark, RLS No. 1329, dated September 21, 2005, last revised September 27, 2005, and bearing File No. 32441-00.

TRACT II:

OVERHEAD PEDESTRIAN BRIDGE - LOCATED AS FOLLOWS:
BEGINNING at a point in the south right-of-way of Main Avenue, said point being
140.44 feet from the intersection of the south right-of-way of Main Avenue with the east right-of-way of Gay Street; thence, from said beginning point and continuing with the right-of-way of Main Avenue, North 65 deg. 12 min. East,
11.34 feet to a point; thence, North 24 deg. 48 min. 00 sec. West, 65.72 feet to a point; thence North 65 deg. 12 min.

00 sec. East, 11.34 feet to a point; thence South 24 deg. 48 min. 00 sec. East,
65.72 feet to the point of BEGINNING, containing 745 square feet..

TOGETHER WITH APPURTENANT NON-EXCLUSIVE EASEMENTS (Deed Book 1997, page 305) MORE PARTICULARLY DESCRIBED AS FOLLOWS:

TRACT III:
NON-EXCLUSIVE EASEMENT:
Situated in the First Civil District of Knox County, Tennessee, and in the First Ward of the City of Knoxville and being described as follows:

The point of Beginning of this line lies South 24 deg. 57 min. East, 84.14 feet from the point of intersection of the eastern right-of-way line of Gay Street and the southern right-of-way line of Main Avenue;
THENCE, from said point of Beginning North 65 deg. 12 min. 00 sec. East, 73.00 feet to a point;
THENCE, South 69 deg.  48 min.  00 sec. East, 38.18 feet to a point;
THENCE, South 24 deg. 48 min. 00 sec. East, 2.98 feet to a point;
THENCE, North 65 deg.  12 min. 00 sec.  East, 23.16 feet to a point.
THENCE, South 24 deg. 30 min. 00 sec. East, 13.84 feet to a point;
THENCE, South 65 deg. 02 min. 00 sec. West, 122.97 feet to a point in the eastern right-of-way line of Gay Street;
THENCE, North 24 deg. 57min. 00 sec. West, 44.18 feet to the point of Beginning.

TRACT 6
NON-EXCLUSIVE EASEMENT:

Beginning at a point located by the following calls. Starting at the intersection of the east right-of-way of Gay Street with the south right-of-way of Main Avenue.

THENCE, with the right-of-way of Main Avenue, North 65 deg.  12 min.  East,
123.95 feet to an iron pin;
THENCE, leaving the right-of-way of Main Avenue, South 24 deg.  30 min.  East,
84.14 feet to the point of Beginning;
THENCE, from said beginning point, South 24 deg. 30 min. East, 29.52 feet to a point;
THENCE, South 65 deg.  12 min.  West, 23.16 feet to a point;
THENCE, North 24 deg.  48 min.  West, 2.53 feet to a point;
THENCE, North 69 deg.  48 min.  West, 38.18 feet to a point;
THENCE, North 65 deg. 12 min. East, 50.31 feet to the point of Beginning, and containing 1,051 square feet, more or less.

TRACT 7:
NON-EXCLUSIVE EASEMENT:

Beginning at a point in the north right of way of Hill Avenue, said point being located 129.03 feet, more or less, from the intersection of the north right of way of Hill Avenue with the west right of way of State Street; thence from said beginning point and continuing with the right of way of Hill Avenue, South 65 deg. 55 min. West, 15.0 feet to an iron pin; thence leaving the right of way of Hill Avenue, North 24 deg. 57 min. West, 135.0 feet to an iron pin; thence North 65 deg. 55 min. East, 15.01 feet to an iron pin; thence South 24 deg. 57 min. East, 135.01 feet to a point in the right of way of Hill Avenue, the point of beginning, containing 1728 square feet or .05 acres, more or less.

TRACT 8:
NON-EXCLUSIVE EASEMENT:

Beginning at a point marking the southwest corner of a 12 foot alley; thence from said beginning point, North 65 deg. 55 min. East, 27.72 feet to an iron pin; thence, South 24 deg. 57 min. East, 22.0 feet to a point; thence South 65 deg. 03 min. West, 18.7 feet to a point; thence North 24 deg. 57 min. West, 6.0 feet to a point; thence South 65 deg. 03 min. West, 22.0 feet to a point; thence North 24 deg. 57 min. West, 10.2 feet to a point; thence South 65 deg. 03 min. West, 10.0 feet to a point; thence North 24 deg. 48 min. West, 26.4 feet to an iron pin; thence North 65 deg. 12 min. East, 23.10 feet to an iron pin; thence South 24 deg. 30 min. East, 20.15 feet to the point of beginning, containing 1,302 square feet or 0.03 acres, more or less.

BEING THE SAME property conveyed to Behringer Harvard Riverview, LLC, a Delaware limited liability company, by deed from HPW Family Partnership, LLC, a Tennessee limited liability company, Lawler Family Partnership, LLC, a Tennessee limited liability company, and Riverview Partners, LLC, a Tennessee limited liability company, dated October 5, 2005, and filed of record as Instrument No. 200510050031543, in the office of the Knox County Register of Deeds.